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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-5891
                                       ---------

                          PROGRESSIVE RETURN FUND, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


         383 MADISON AVENUE,                        NEW YORK, NY 10179
    ----------------------------------------        ------------------
    (Address of principal executive offices)             (Zip code)



                  Jodi B. Levine 383 MADISON AVE, NEW YORK, NY
                  --------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: 212-272-3550

Date of fiscal year end: DECEMBER 31, 2003
                         -----------------

Date of reporting period: JANUARY 1, 2003 THROUGH DECEMBER 31, 2003
                          -----------------------------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

         Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).




================================================================================



                         PROGRESSIVE RETURN FUND, INC.






















                               DECEMBER 31, 2003

               This update contains the following two documents:

                       - Letter from the Fund's Chairman
                        - Annual Report to Shareholders

================================================================================

LETTER FROM THE FUND'S CHAIRMAN

                                                             January 23, 2004

Dear Fellow Shareholders:

We present the following annual report for Progressive Return Fund, Inc. (the "Fund"), covering the year ended December 31, 2003. At the end of the period, the Fund's net assets were $26.1 million and the Net Asset Value ("NAV") per share was $22.32. The share price closed at $29.20 and the Fund's price discount to NAV improved from a discount of 7.65% at the beginning of the year to a premium of 30.82% at the end. After reflecting the reinvestment of monthly distributions totaling $3.22 per share, the Fund achieved a total investment return at market value of 77.39% for the year ended December 31, 2003.

CREATING VALUE

The Fund has made substantial progress in creating value for its shareholders under the leadership of its Board. By combining the voluntary waiver of a portion of management fees by the Fund's investment manager with a concerted effort to reduce expenses, the overall expense ratio dropped to 1.2% for the year.

In 2002, the Fund committed to an aggressive fixed, monthly distribution policy designed to provide significant flexibility to all of the Fund's shareholders. It is our belief that shareholders are well served by this policy that provides regular distributions in both up and down markets. We are proud of this innovative concept and believe it has contributed significantly to the Fund's positive performance.

Over the long-run, a well-managed, diversified equity portfolio provides the best risk/reward tradeoff for many investors. Long-term equity returns are generally found to be higher than those with fixed-income or balanced programs and favorable tax treatment on capital gains makes the net returns even better for taxable investors. The Fund's distribution policy recognizes that many investors are willing to accept the potentially higher asset volatility in this approach, but would prefer that stable distributions were available to them each year to either reinvest or utilize for other purposes of their choosing.

Shortly after the end of the year, it is determined what portion of these distributions is attributable to income, capital gains, or return-of-capital. This year, the Fund's asset base grew even though a large portion of the year's distribution was classified as a tax favored return-of-capital. It is important for shareholders to consult their tax advisor on proper recognition of the return-of-capital distributions with regard to the cost basis of their shares.

Each shareholder has the option to receive their distributions in cash or new shares of the Fund and may change this election whenever they wish. It is a goal that long-term investment returns will exceed the level of distributions, but there is no guarantee that this goal will be met. If the amount of distributions taken in cash exceeds the total investment return of the Fund, the assets of the Fund will decline. If the total investment return of the Fund exceeds the amount of cash distributions, as it did in 2003, the assets of the Fund will increase. The distributions of those who chose to reinvest in 2003 participated in the Fund's strong market performance. We encourage you to consider the reinvestment option for your distributions from the Fund.


--------------------------------------------------------------------------------
                                       1

ECONOMIC AND MARKET SUMMARY

Following an early period of uncertainty related to the war in Iraq, the global economy performed much better than expected a year ago. After shrugging off Iraq related concerns, the major market indices closed out 2003 strongly positive. In addition to good global news, stocks responded to a fast-recovering economy, benign inflation, and rising profits. In a reversal of the situation for 2002, almost every area of the U.S. equity market was up at the end of 2003. Tax cuts, increased government spending, and the Federal Reserve's accommodative policy toward low interest rates all contributed to boost economic activity. The U.S. economy seemed to be running wide-open as the GDP grew at an almost unheard of annualized rate of 8.2% in the third quarter.

In spite of all the good news, both the economy and the markets face risk. Stimulus may generate enough growth to reawaken inflation concerns and lead to increased interest rates. Prices for many equities, which are high relative to earnings, may be vulnerable to even small disappointments. Significantly, the unemployment level remained surprisingly high, though it dropped near the end of the year. In spite of this, consumer confidence continues to improve as many continue to anticipate job growth.

PORTFOLIO PERFORMANCE

Continuing the broadly diversified approach, the Fund's portfolio performed well in this year's market climb, turning in double digit performance and comparing well with its benchmark S&P 500 Index return of 28.7%. We believe that this approach has served well through both up and down markets of recent years and will continue to benefit the Fund and its stockholders for the long-term.

The investment manager attempts to enhance portfolio performance by taking advantage of temporary and occasional pricing inefficiencies in certain securities. To that end, the percentage of the portfolio represented by discounted closed-end funds increased. The availability and magnitude of such opportunities are unpredictable, and therefore, their effect on possible portfolio out-performance may vary considerably from year to year.






--------------------------------------------------------------------------------
                                        2

LETTER FROM THE FUND'S CHAIRMAN (CONCLUDED)



The Fund's Board of Directors, its officers, and its investment manager are mindful of the trust that the Fund's shareholders have placed in us. We know you have a choice, we appreciate your support, and we look forward to continuing our service to you in the future.



Sincerely,


/s/ Ralph W. Bradshaw
Ralph W. Bradshaw
Chairman
















IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKETS, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

THIS LETTER FROM THE FUND'S CHAIRMAN IS NOT A PART OF THE ANNUAL REPORT TO SHAREHOLDERS THAT FOLLOWS.
--------------------------------------------------------------------------------

                                        ========================================


                                            PROGRESSIVE RETURN FUND, INC.





























                                                       ANNUAL REPORT
                                                     DECEMBER 31, 2003

                                        ========================================

---------------------------------------------------------------------------
CONTENTS


Portfolio Summary                                                        1
Schedule of Investments                                                  2
Statement of Assets and Liabilities                                      7
Statement of Operations                                                  8
Statement of Changes in Net Assets                                       9
Financial Highlights                                                    10
Notes to Financial Statements                                           11
Report of Independent Accountants                                       16
Tax Information                                                         17
Additional Information Regarding the Fund's Directors and Officers      18
Description of Dividend Reinvestment Plan                               21
Summary of General Information                                          23
Shareholder Information                                                 23
Privacy Policy Notice                                                   24









------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
PORTFOLIO SUMMARY - AS OF DECEMBER 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

TOP TEN, BY SECTOR
                                                                   Percent of
        Sector                                                     Net Assets
------- ----------------------------------------------------------------------
    1. Financials                                                     19.6
------- ----------------------------------------------------------------------
    2. Information Technology                                         16.7
------- ----------------------------------------------------------------------
    3. Consumer Discretionary                                         13.4
------- ----------------------------------------------------------------------
    4. Healthcare                                                     12.9
------- ----------------------------------------------------------------------
    5. Industrials                                                    11.3
------- ----------------------------------------------------------------------
    6. Consumer Staples                                                7.9
------- ----------------------------------------------------------------------
    7. Energy                                                          6.1
------- ----------------------------------------------------------------------
    8. Telecommunication Services                                      3.7
------- ----------------------------------------------------------------------
    9. Closed-End Domestic Funds                                       3.6
------- ----------------------------------------------------------------------
   10. Materials                                                       2.3
------- ----------------------------------------------------------------------




TOP TEN HOLDINGS, BY ISSUER
                                                                   Percent of
         Holding                                  Sector           Net Assets
------- ----------------------------------------------------------------------
     1. General Electric Co.                    Industrials            3.1
------- ----------------------------------------------------------------------
     2. Microsoft                         Information Technology       3.0
        Corp.
------- ----------------------------------------------------------------------
     3. Pfizer Inc.                              Healthcare            2.7
------- ----------------------------------------------------------------------
     4. Exxon Mobil Corp.                          Energy              2.6
------- ----------------------------------------------------------------------
     5. Citigroup Inc.                           Financials            2.4
------- ----------------------------------------------------------------------
     6. Tri-Continental Corp.            Closed-End Domestic Funds     2.4
------- ----------------------------------------------------------------------
     7. Wal-Mart Stores, Inc.              Consumer Discretionary      2.2
------- ----------------------------------------------------------------------
     8. Intel Corp.                         Information Technology     2.2
------- ----------------------------------------------------------------------
     9. International Business
        Machines Corp.                       Information Technology    2.0
------- ----------------------------------------------------------------------
    10. Cisco Systems, Inc.                  Information Technology    1.8
------- ----------------------------------------------------------------------













--------------------------------------------------------------------------------
                                       1



--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                             No. of                     Value
Description                                  Shares                    (Note A)
--------------------------------------------------------------------------------
EQUITY SECURITIES - 99.52%
   CLOSED-END DOMESTIC FUNDS - 3.64%
   Tri-Continental Corp.                     38,000                   $ 623,200
   Zweig Fund, Inc.                          66,200                     324,380
                                                           ---------------------
                                                                        947,580
                                                           ---------------------

   CONSUMER DISCRETIONARY - 13.40%
   Best Buy Co., Inc.                         1,250                      65,300
   Carnival Corp.                             2,700                     107,271
   Circuit City Stores, Inc.                  1,000                      10,130
   Clear Channel
     Communications, Inc.                     2,700                     126,441
   Comcast Corp., Class A +                   3,655                     120,140
   Comcast Corp., Special Class A+            4,100                     128,248
   CVS Corp.                                  1,000                      36,120
   Delphi Corp.                               2,600                      26,546
   Eastman Kodak Co.                          1,400                      35,938
   Federated Department Stores, Inc.          1,000                      47,130
   Ford Motor Co.                             5,800                      92,800
   Gap, Inc. (The)                            2,500                      58,025
   General Motors Corp.                       2,600                     138,840
   Harley-Davidson, Inc.                      1,400                      66,542
   Hilton Hotels Corp.                        1,700                      29,121
   Home Depot, Inc. (The)                     7,500                     266,175
   Kohl's Corp. +                             1,000                      44,940
   Limited Brands                             2,500                      45,075
   Lowe's Companies, Inc.                     2,500                     138,475
   Marriott International, Inc.,  Class A     1,100                      50,820
   Mattel, Inc.                               1,500                      28,905
   May Department Stores Co. (The)            1,400                      40,698
   McDonalds Corp.                            4,000                      99,320
   Monsanto Co.                                 580                      16,692
   NIKE, Inc., Class B                        1,300                      88,998
   Omnicom Group Inc.                           600                      52,398


                                             No. of                     Value
Description                                  Shares                    (Note A)
--------------------------------------------------------------------------------
  CONSUMER DISCRETIONARY (CONTINUED)
  Sears, Roebuck & Co.                        1,600                    $ 72,784
  Staples, Inc. +                             1,500                      40,950
  Starbucks Corp. +                           1,700                      56,202

  Target Corp.                                1,600                      61,440

  Time Warner Inc. +                         14,250                     256,358
  TJX Companies, Inc. (The)                   2,500                      55,125
  Toys "R" Us, Inc.+                          1,000                      12,640
  Viacom Inc., non-voting Class B             5,400                     239,652
  Walt Disney Co. (The)                       6,500                     151,645
  Wal-Mart Stores, Inc.                      11,000                     583,550
                                                               -----------------
                                                                      3,491,434
                                                               -----------------
  CONSUMER STAPLES - 7.86%
  Altria Group, Inc.                          4,400                     239,448
  Anheuser-Busch Companies, Inc.              2,500                     131,700
  Archer-Daniels-Midland Co.                  3,045                      46,345
  Campbell Soup Co.                           2,000                      53,600
  Coca-Cola Co. (The)                         6,300                     319,725
  Coca-Cola Enterprises Inc.                  1,500                      32,805
  Colgate-Palmolive Co.                       1,100                      55,055
  ConAgra Foods, Inc.                         2,500                      65,975
  Gillette Co. (The)                          3,000                     110,190
  H.J. Heinz Co.                              1,600                      58,288
  Kimberly-Clark Corp.                        2,500                     147,725
  Kroger Co. (The) +                          1,300                      24,063
  Pepsi Bottling Group, Inc.                  1,000                      24,180
  PepsiCo, Inc.                               4,000                     186,480
  Procter & Gamble Co. (The)                  3,000                     299,640
  Safeway Inc.+                               2,500                      54,775
  Sara Lee Corp.                              1,300                      28,223
  Sysco Corp.                                 2,500                      93,075
  Walgreen Co.                                2,100                      76,398
                                                               -----------------
                                                                       2,047,690
                                                               -----------------





                 See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       2





--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of                     Value
Description                                  Shares                   (Note A)
--------------------------------------------------------------------------------
   ENERGY - 6.10%
   Anadarko Petroleum Corp.                   1,200                    $ 61,212
   Baker Hughes Inc.                          1,100                      35,376
   CenterPoint Energy, Inc.                   1,400                      13,566
   ChevronTexaco Corp.                        4,325                     373,637
   ConocoPhillips                             2,509                     164,515
   El Paso  Corp.                             2,500                      20,475
   Exxon Mobil Corp.                         16,500                     676,500
   Marathon Oil Corp.                         1,500                      49,635
   Reliant Resources, Inc. +                  1,104                       8,125
   Schlumberger Ltd.                          2,600                     142,272
   Unocal Corp.                               1,200                      44,196
                                                             -------------------
                                                                      1,589,509
                                                             -------------------

   FINANCIALS - 19.65%
   AFLACCInc. - 19.65%                        2,600                      94,068
   Allstate Corp. (The)                       3,300                     141,966
   American Express Co.                       4,100                     197,743
   American International Group, Inc.         5,989                     396,951
   Aon Corp.                                  1,200                      28,728
   Bank of America Corp.                      4,300                     345,849
   Bank of New York Co., Inc.                 3,400                     112,608
   Bank One Corp.                             2,800                     127,652
   Charles Schwab Corp. (The)                 3,500                      41,440
   Citigroup Inc.                            13,000                     631,020
   Fannie Mae                                 1,500                     112,590
   Fifth Third Bancorp                        2,000                     118,200
   FleetBoston Financial Corp.                4,100                     178,965
   Franklin Resources, Inc.                   1,200                      62,472
   Freddie Mac                                1,600                      93,312
   Goldman Sachs Group, Inc. (The)            1,500                     148,095
   Hartford Financial
      Services Group, Inc. (The)              1,000                      59,030
   HSBC Holdings plc ADR                      1,337                     105,382
   John Hancock Financial Services, Inc.      2,500                      93,750
   J. P. Morgan Chase & Co.                   6,200                     227,726


                                             No. of                     Value
 Description                                 Shares                   (Note A)
 ------------------------------------------------------------------------------
    FINANCIALS (CONTINUED)
    Lehman Brothers Holdings Inc.             1,100                    $ 84,942
    Marsh & McLennan
         Companies, Inc.                      2,600                     124,514
    MBNA Corp.                                2,100                      52,185
    Mellon Financial Corp.                    2,500                      80,275
    Merrill Lynch & Co., Inc.                 3,700                     217,005
    MetLife, Inc.                             3,500                     117,845
    Morgan Stanley                            2,500                     144,675
    National City Corp.                       2,500                      84,850
    Northern Trust Corp.                      1,000                      46,420
    St. Paul Companies, Inc. (The)            1,000                      39,650
    Travelers Property Casualty Corp.,
                   Class A                      712                      11,947
    Travelers Property Casualty Corp.,
                   Class B                    1,464                      24,844
    UnumProvident Corp.                       1,100                      17,347
    U.S. Bancorp                              6,201                     184,666
    Wachovia Corp.                            3,000                     139,770
    Washington Mutual, Inc.                   2,800                     112,336
    Wells Fargo & Co.                         5,400                     318,006
                                                               -----------------
                                                                      5,118,824
                                                               -----------------

    HEALTHCARE - 12.91%
    Abbott Laboratories                       3,000                     139,800
    Allergan, Inc.                            1,000                      76,810
    Amgen Inc. +                              4,300                     265,740
    Baxter International Inc.                 2,800                      85,456
    Becton, Dickinson & Co.                   1,200                      49,368
    Boston Scientific Corp. +                 2,000                      73,520
    Bristol-Myers Squibb Co.                  6,400                     183,040
    Cardinal Health, Inc.                     1,950                     119,262
    Eli Lilly & Co.                           2,800                     196,924
    Guidant Corp.                             1,400                      84,280
    HCA Inc.                                  1,500                      64,440
    HEALTHSOUTH Corp. +                       1,800                       8,244





                 See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       3






--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------
                                              No. of                    Value
Description                                   Shares                  (Note A)
-------------------------------------------------------------------------------
   HEALTHCARE (CONTINUED)
   Johnson & Johnson                          7,500                   $ 387,450
   McKesson Corp.                             1,300                      41,808
   Medco Health Solutions, Inc. +               964                      32,766
   Medtronic, Inc.                            4,000                     194,440
   Merck & Co. Inc.                           5,500                     254,100
   Pfizer Inc.                               19,860                     701,654
   Schering-Plough Corp.                      4,200                      73,038
   Tenet Healthcare Corp.+                    2,250                      36,113
   UnitedHealth Group Inc.                    2,000                     116,360
   Wyeth                                      4,200                     178,290
                                                           ---------------------
                                                                      3,362,903
                                                           ---------------------

   INDUSTRIALS - 11.33%
   3M Co.                                     2,400                     204,072
   Automatic Data Processing, Inc.            2,900                     114,869
   Boeing Co. (The)                           2,600                     109,564
   Caterpillar Inc.                           1,600                     132,832
   Cendant Corp. +                            3,300                      73,491
   Concord EFS, Inc. +                        2,500                      37,100
   CSX Corp.                                  1,000                      35,940
   Emerson Electric Co.                       2,000                     129,500
   FedEx Corp.                                1,000                      67,500
   General Dynamics Corp.                       600                      54,234
   General Electric Co.                      26,200                     811,676
   Honeywell International Inc.               2,000                      66,860
   Illinois Tool Works Inc.                   1,400                     117,474
   IMS Health Inc.                            1,400                      34,804
   Lockheed Martin Corp.                      2,500                     128,500
   Masco Corp.                                2,500                      68,525
   Paychex, Inc.                              1,700                      63,240
   Raytheon Co.                               1,600                      48,064
   Southwest Airlines Co.                     3,750                      60,525
   Tyco International Ltd.                    6,397                     169,521
   Union Pacific Corp.                        1,000                      69,480
   United Parcel Service, Inc., Class B       2,500                     186,375




                                              No. of                    Value
Description                                   Shares                  (Note A)
--------------------------------------------------------------------------------
INDUSTRIALS (CONTINUED)
  United Technologies Corp.                    100                     $ 94,770
  Waste Management, Inc.                     2,500                       74,000
                                                              -----------------
                                                                      2,952,916
                                                               -----------------
INFORMATION TECHNOLOGY - 16.66%
  Adobe Systems Inc.                         1,100                       43,230
  Agere Systems Inc.,  Class A +               125                          381
  Agere Systems Inc.,  Class B +             3,068                        8,897
  Agilent Technologies, Inc. +               1,500                       43,860
  Altera Corp. +                             1,900                       43,130

  Analog Devices, Inc.                       1,700                       77,605

  Apple Computer, Inc.+                      1,500                       32,055
  Applied Materials, Inc. +                  4,900                      110,005
  Cisco Systems, Inc. +                     19,500                      473,655
  Computer Associates
                 International, Inc.         2,700                       73,818
  Dell Inc. +                                4,700                      159,612
  Electronic Arts Inc. +                     2,000                       95,560
  Electronic Data Systems Corp.              2,500                       61,350
  EMC Corp. +                                4,500                       58,140
  Hewlett-Packard Co.                        8,100                      186,057
  Intel Corp.                               17,600                      566,720
  International Business Machines Corp.      5,500                      509,740
  Linear Technology Corp.                    1,500                       63,105
  LSI Logic Corp.+                           1,500                       13,305
  Maxim Integrated Products, Inc.            1,300                       64,740
  Micron Technology, Inc. +                  2,600                       35,022
  Microsoft Corp.                           28,100                      773,874
  Motorola, Inc.                             7,100                       99,897
  NVIDIA Corp.+                              1,000                       23,250
  Oracle Corp. +                            17,800                      234,960
  QUALCOMM Inc.                              1,500                       80,895
  Solectron Corp. +                          3,700                       21,867
  SunGard Data Systems, Inc. +               2,500                       69,275
  Sun Microsystems, Inc. +                  10,000                       44,900





                 See accompanying notes to financial statements.
  ----------------------------------------------------------------------------
                                        4






-------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003 (CONTINUED)
-------------------------------------------------------------------------------

                                             No. of                     Value
Description                                  Shares                    (Note A)
--------------------------------------------------------------------------------
   INFORMATION TECHNOLOGY (CONTINUED)
   Texas Instruments Inc.                     5,400                   $ 158,652
   Yahoo! Inc. +                              2,500                     112,925
                                                             -------------------
                                                                      4,340,482
                                                             -------------------

   MATERIALS - 2.32%


   Alcoa Inc.                                 4,200                     159,600


   Dow Chemical Co. (The)                     2,700                     112,239
   E. I. du Pont de Nemours & Co.             3,300                     151,437
   Georgia-Pacific Corp.                      1,000                      30,670


   International Paper Co.                    2,500                     107,775
   Rohm & Haas Co.                            1,000                      42,710
                                                             -------------------
                                                                        604,431
                                                             -------------------



   TELECOMMUNICATION SERVICES - 3.70%
   ALLTEL Corp.                               1,500                      69,870
   AT&T Corp.                                 2,260                      45,878
   AT&T Wireless Services Inc. +              8,534                      68,187
   BellSouth Corp.                            6,000                     169,800
   Lucent Technologies Inc. +                11,600                      32,944
   Nextel Communications, Inc.,
     Class A +                                2,500                      70,150
   SBC Communications Inc.                    8,200                     213,774
   Sprint Corp. (FON Group)                   4,000                      65,680
   Sprint Corp. (PCS Group)+                  1,800                      10,116
   Verizon Communications Inc.                6,200                     217,496
                                                             -------------------
                                                                        963,895
                                                             -------------------

   UTILITIES - 1.95%
   American Electric Power Co., Inc.          1,500                     45,765
   Dominion Resources, Inc.                   1,100                     70,213
   Duke Energy Corp.                          2,500                     51,125
   Edison International +                     1,500                     32,895
   Exelon Corp.                               1,500                     99,540
   FPL Group, Inc.                            1,000                     65,420




                                             No. of                       Value
  Description                                Shares                     (Note A)
--------------------------------------------------------------------------------
 UTILITIES (CONTINUED)
  Progress Energy, Inc.                       1,000                    $ 45,260
  Public Service Enterprises
    Group Inc.                                1,000                      43,800
  TXU Corp.                                   1,200                      28,464
  Xcel Energy, Inc.                           1,600                      27,168
                                                                ----------------
                                                                        509,650
                                                                ----------------

  TOTAL EQUITY SECURITIES
   (cost - $29,137,485)                                              25,929,314
                                                                ----------------



                                                Principal
                                                 Amount
                                                 (000's)
                                               ----------

  SHORT-TERM INVESTMENTS - 2.22%
     REPURCHASE AGREEMENTS - 2.22%

  Bear, Stearns & Co. Inc.
                 (Agreement dated 12/31/03 to
                 be repurchased at $138,241),
                 0.85%,  01/02/04 (Note F)      $ 138                   138,234

  Bear, Stearns & Co. Inc.
                 (Agreement dated 12/31/03 to
                 be repurchased at $438,926),
                 1.06%*, 01/02/04 ** (Note E)    439                    438,900

  Bear, Stearns & Co. Inc.
                 (Agreement dated 12/31/03 to
                 be repurchased at $2,278),
                 0.94%*, 01/02/04 ** (Note E)      2                      2,278
                                                                 ---------------

  TOTAL SHORT-TERM INVESTMENTS
    (cost - $579,412)                                                   579,412
                                                                 ---------------








                 See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       5





PROGRESSIVE RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003 (CONCLUDED)
--------------------------------------------------------------------------------
                                                                      Value
Description                                                          (Note A)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 101.74%
   (cost - $29,716,897) (Notes A, E, F, G)                         $ 26,508,726
                                                                ---------------

LIABILITIES IN EXCESS OF OTHER
   ASSETS - (1.74)%                                                    (452,814)
                                                                ---------------

NET ASSETS - 100.00%                                               $ 26,055,912
                                                               ================

----------
  +   Non-income producing security.
  *   Stated interest rate, before rebate earned
      by borrower of securities on loan.
 **   Represents investment purchased with cash
       collateral received for securities on loan.
ADR  American Depositary Receipts.





                 See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                        6



--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2003
--------------------------------------------------------------------------------


ASSETS
Investments, at value  (Cost $29,716,897) (Notes A, E, F, G)                  $   26,508,726
Receivables:
    Dividends                                                                         36,023
    Interest                                                                             112
Prepaid expenses                                                                         671
                                                                               --------------
Total Assets                                                                      26,545,532
                                                                               --------------

LIABILITIES
Payables:
    Upon return of securities loaned (Note E)                                        441,178
    Investment management fees (Note B)                                               17,148
    Other accrued expenses                                                            31,294
                                                                               --------------
Total Liabilities                                                                    489,620
                                                                               --------------
NET ASSETS (applicable to 1,167,477 shares of common stock outstanding)       $   26,055,912
                                                                               ==============

NET ASSET VALUE PER SHARE ($26,055,912 / 1,167,477)                                   $22.32
                                                                                      ======

NET ASSETS CONSISTS OF
Capital stock, $0.001 par value; 1,167,477 shares issued and outstanding
    (100,000,000 shares authorized)                                           $        1,167
Paid-in capital                                                                   42,839,458
Cost of 9,093 shares repurchased                                                   (172,403)
Accumulated net realized loss on investments                                    (13,404,139)
Net unrealized depreciation in value of investments                              (3,208,171)
                                                                               --------------
Net assets applicable to shares outstanding                                   $   26,055,912
                                                                              ==============








                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------




INVESTMENT INCOME
Income (Note A):
    Dividends                                                    $    438,724
    Interest                                                            4,064
                                                                  ------------
    Total Investment Income                                           442,788
                                                                  ------------

Expenses:
    Investment management fees (Note B)                               240,927
    Administration fees                                                50,000
    Accounting fees                                                    25,682
    Transfer agent fees                                                18,537
    Legal and audit fees (Note B)                                      17,340
    Directors' fees                                                    15,098
    Stock exchange listing fees                                        14,374
    Insurance                                                           5,214
    Custodian fees                                                      4,921
    Printing                                                              781
    Miscellaneous                                                         533
                                                                  ------------
    Total Expenses                                                    393,407
    Less: Management fee waivers (Note B)                            (96,295)
    Less: Fees paid indirectly (Note B)                               (9,030)
                                                                  ------------
       Net Expenses                                                   288,082
                                                                 ------------
    Net Investment Income                                             154,706
                                                                  ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized loss from investments                                  (258,139)
Net change in unrealized depreciation in value of investments       5,898,393
                                                                  ------------
Net realized and unrealized gain on investments
                                                                    5,640,254
                                                                  ------------
                                                                  ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $  5,794,960
                                                                    =========






                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                                                                  For the Years Ended
                                                                                     December 31,
                                                                          ------------------------------------
                                                                              2003                  2002
                                                                          -------------        ---------------
INCREASE/(DECREASE) IN NET ASSETS Operations:
     Net investment income/(loss)                                        $     154,706        $      (64,793)
     Net realized loss from investments                                       (258,139)             (974,824)
     Net change in unrealized depreciation in value of
          investments                                                        5,898,393            (7,187,168)
                                                                          -------------        ---------------
          Net increase/(decrease) in net assets resulting from               5,794,960            (8,226,785)
          operations
                                                                          -------------        ---------------

Dividends and distributions to shareholders (Notes A, G):
     Net investment income                                                    (154,706)               -
     Return-of-capital                                                      (3,581,925)          (12,692,520)
                                                                          -------------        ---------------
          Total dividends and distributions to shareholders                 (3,736,631)          (12,692,520)
                                                                          -------------        ---------------

Capital stock transactions* (Note D):
     Proceeds from 59,181 shares issued from treasury in
     reinvestment of distributions                                                   -              1,815,669
     Proceeds from 16,153 and 52,350 shares newly issued in
     reinvestment of dividends, respectively                                   372,741              1,216,519
     Cash paid in-lieu of an aggregate of 36 fractional shares                       -                 (1,000)
     Cost of 17,300 shares repurchased                                               -              (334,483)
                                                                          -------------        ---------------
          Net increase in net assets resulting from
            capital stock transactions                                         372,741              2,696,705
                                                                          -------------        ---------------

           Total increase/(decrease) in net assets                           2,431,070            (18,222,600)
                                                                          -------------        ---------------

NET ASSETS
Beginning of year                                                           23,624,842             41,847,442
                                                                          -------------        ---------------

End of year                                                              $  26,055,912        $    23,624,842
                                                                          =============        ===============

----------
* For the year ended December 31, 2002, shares are adjusted for the one-for-four reverse stock split that was effective May 6, 2002.


                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
FINANCIAL HIGHLIGHTSss.
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------- --------------------------------------------

                                                              For the Years Ended December 31,
                                                 -----------------------------------------------------------
                                                   2003         2002       2001        2000        1999
                                                   ----         ----       ----        ----        ----
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year               $   20.52   $   39.60   $  49.48   $   61.84    $  73.24
                                                 ----------   ---------   --------   ---------    --------
Net investment income/(loss)                          0.13#      (0.06)#       -#*      (0.04)#      0.36#
Net realized and unrealized gain/(loss)
     on investments and foreign currency
     related transactions, if any                     4.92      (7.22)     (6.20)     (12.68)      (3.60)
                                                 ----------   ---------   --------   ---------    --------
Net increase/(decrease) in net assets
 resulting  from operations                           5.05      (7.28)     (6.20)     (12.72)      (3.24)
                                                 ----------   ---------   --------   ---------    --------

Dividends and distributions to  shareholders:
 Net investment income                              (0.13)           -          -          -*      (0.32)
 Net realized gain on investments and
   foreign currency related transactions                 -           -          -      (1.04)      (8.32)
 Return-of-capital                                  (3.09)     (11.61)     (4.00)           -           -
                                                 ----------   ---------   --------   ---------    --------
Total dividends and distributions to
     shareholders                                   (3.22)     (11.61)     (4.00)      (1.04)      (8.64)
                                                 ----------   ---------   --------   ---------    --------

Capital stock transactions;
     Anti-dilutive effect due to capital
          stock repurchased                              -        0.04       0.32        1.40        0.48
      Dilutive effect due to shares issued          (0.03)      (0.23)          -           -           -
                                                 ----------
     in reinvestment of dividends and
   distributions
                                                 ----------   ---------   --------   ---------    --------
Total capital stock transactions                    (0.03)      (0.19)       0.32        1.40        0.48
                                                 ----------   ---------   --------   ---------    --------
Net asset value, end of year                     $   22.32   $   20.52   $  39.60   $   49.48    $  61.84
                                                 ==========   =========   ========   =========    ========
Market value, end of year                        $   29.20   $   18.95   $  35.80   $  38.000    $ 52.252
                                                 ==========   =========   ========   =========    ========
Total investment return (a)                          77.39%    (20.28)%      4.04%    (27.27)%     (1.84)%
                                                 ==========   =========   ========   =========    ========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of  year (000 omitted)           $  26,056   $  23,625   $ 41,847   $  54,840    $ 78,609
Ratio of expenses to average net assets,
     net of fee waivers, if any (b)                   1.20%       1.90%      1.63%       2.46%       2.10%
Ratio of expenses to average net assets,
     excluding fee waivers, if any (c)                1.64%       2.31%      1.73%       2.65%       2.28%
Ratio of expenses to average net assets,
         net of fee waivers, if any (c)               1.24%       1.99%      1.72%       2.46%       2.10%
Ratio of net investment income/(loss) to
     average net assets                               0.64%     (0.21)%      0.02%     (0.06)%       0.59%
Portfolio turnover                                    6.01%      29.91%     36.17%      38.13%      39.60%
------------------------------------------------------------------------------------------------------------

ss. Per share amounts prior to May 6, 2002 have been restated to reflect a one-for-four reverse stock split.
#    Based on average shares outstanding. * Amount is less than $0.01 per share.
(a) Total investment return at market value is based on the changes in market price of a share during the year and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(b)  Expenses are net of fees paid indirectly.
(c)  Expenses exclude the reduction for fees paid indirectly.


                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

Progressive Return Fund, Inc. (the "Fund") was incorporated in Maryland on August 11, 1989 and commenced investment operations on November 9, 1989. Its investment objective is to seek total return, consisting of capital appreciation and current income through investing substantially all of its assets in equity securities of U.S. and non-U.S. companies and U.S. dollar denominated debt securities. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The following is a summary of significant accounting policies consistently followed by the Fund:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At December 31, 2003, the Fund held no securities valued in good faith by the Board of Directors. The net asset value per share of the Fund is calculated weekly and on the last business day of the month with the exception of those days on which the American Stock Exchange, LLC is closed.

REPURCHASE AGREEMENTS: The Fund has agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers, which Cornerstone Advisors, Inc. (the Fund's "Manager" or "Cornerstone") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Cornerstone monitors daily, the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification





--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

DISTRIBUTIONS OF INCOME AND GAINS: Effective June 25, 2002, the Fund initiated a fixed, monthly distribution to shareholders. To the extent that these distributions exceed the current earnings of the Fund, the balance will be generated from sales of portfolio securities held by the Fund, which will either be short-term or long-term capital gains or a tax-free return-of-capital. Prior thereto, the Fund distributed at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of dividends and distributions made during the year ended December 31, 2003 from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

NOTE B. AGREEMENTS

Cornerstone serves as the Fund's investment manager with respect to all investments. As compensation for its investment management services, Cornerstone receives from the Fund, an annual fee, calculated weekly and paid monthly, equal to 1.00% of the Fund's average weekly net assets. Cornerstone has voluntarily agreed to waive its management fees from the Fund to the extent monthly operating expenses exceed 0.10% of average net assets calculated monthly. For the year ended December 31, 2003, Cornerstone earned $240,927 for investment management services of which it waived $96,295. Effective January 1, 2004, the Manager has voluntarily undertaken to waive its investment management fees to the extent such total operating expenses exceed an annualized rate of 0.125% in a month. The Manager may discontinue such undertaking at any time during the fiscal year without notice to fund shareholders.

Included in the Statement of Operations, under the caption FEES PAID INDIRECTLY, are expense offsets of $9,030 arising from credits earned on portfolio transactions executed with a broker, pursuant to a directed brokerage arrangement.

The Fund paid or accrued approximately $1,328 and $10,281 for the year ended December 31, 2003 for legal services to Blank Rome LLP ("Blank") and Spitzer & Feldman P.C. ("Spitzer"), current and former counsel, respectively, to the Fund. Thomas R. Westle, a current partner of Blank and a former partner of Spitzer, serves as secretary of the Fund.

At December 31, 2003, pursuant to regulatory filings, a single shareholder and his affiliates owned approximately 40% of the outstanding shares of the Fund based on a Schedule 13G/A filing with the Securities and Exchange Commission on January 8, 2004.




--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

NOTE C.  INVESTMENT IN SECURITIES

For the year ended December 31, 2003, purchases and sales of securities, other than short-term investments, were $1,428,946 and $4,490,114 respectively.

NOTE D. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Fund announced that its Board of Directors had authorized the repurchase of up to 15% of the Fund's outstanding common stock, for purposes of enhancing shareholder value. The Fund's Board had authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment.

Effective October 22, 1999, the Fund committed to engage in an enhanced and aggressive repurchase program of the Fund's shares whenever those shares trade at more than a nominal discount to net asset value. Shares will be repurchased in open market transactions at prevailing market prices from time to time in a manner consistent with the Fund continuing to seek its investment objective. The repurchase program will be subject to review by the Board of Directors of the Fund.

The Fund had no repurchases for the year ended December 31, 2003. For the year ended December 31, 2002, the Fund repurchased 17,300 of its shares for a total cost of $334,483 at a weighted average discount of 11.70% from net asset value. The discount of the individual repurchases ranged from 7.11% - 15.58%. No limit has been placed on the number of shares to be purchased by the Fund other than those imposed by federal securities laws.

All purchases are made in accordance with federal securities laws, with shares repurchased held in treasury, effective January 1, 2002.

NOTE E. SECURITIES LENDING

To generate additional income, the Fund may lend up to 33 1/3% of its total assets. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Loans are subject to termination by the Fund or the borrower at any time, and are therefore, not considered to be illiquid investments. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of securities on loan. However, in the event of default or bankruptcy of the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral maintained by the lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Fund. However, there can be no assurance the Fund can recover this amount. The value of securities on loan to brokers at December 31, 2003 was $425,053. Any cash collateral received is reinvested into repurchase agreements, which in turn are collateralized by various U.S. Government and Agency securities. These repurchase agreements have been segregated to satisfy the future commitment to return the cash collateral.






--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

During the year ended December 31, 2003, the Fund earned $503 in securities lending income which is included under the caption INTEREST in the Statement of Operations.

NOTE F.  COLLATERAL FOR REPURCHASE AGREEMENT

Listed below is the collateral associated with the repurchase agreement with Bear, Stearns & Co. Inc. outstanding at December 31, 2003.

                         PRINCIPAL
                          AMOUNT                    MARKET
ISSUER                    (000'S)   MATURITY        VALUE
------                    -------   --------        -----
United States
  Treasury Bond,
  (interest only)          $255     11/15/15       $143,109
                                                   ========

NOTE G. FEDERAL INCOME TAXES

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of losses deferred due to wash sales and Post-October losses (as later defined), and excise tax regulations.

The tax characteristics of dividends and distributions paid during the year ended December 31, 2003 were ordinary income and return-of-capital of $154,706 and $3,581,925, respectively.

At December 31, 2003, the components of distributable earnings on a tax basis, for the Fund were as follows:

Capital loss carryforward           $(13,269,868)
Unrealized depreciation               (3,208,171)
                                    ------------
Total loss                          $(16,478,039)
                                    ============



Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax period ended December 31, 2003, the Fund incurred and elected to defer net realized losses of $134,271.

At December 31, 2003, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $13,269,868 of which $1,587,989 expires in 2008, $10,192,955 expires in 2009, $1,365,056 expires in 2010 and $123,868 expires in
2011.

At December 31, 2003, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $29,716,897, $1,612,013, $(4,820,184) and $(3,208,171), respectively.

At December 31, 2003, the Fund reclassified $3,581,925 from distributions in excess of net investment income to paid-in capital, to adjust for current period permanent book/tax differences. Net assets were not affected by these reclassifications.




--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE H. SUBSEQUENT EVENT

During a meeting held on February 20, 2004, the Fund's Board of Directors approved the merger (the "Merger") of the Fund with and into Cornerstone Strategic Value Fund, Inc. ("CLM"). If the Merger receives shareholder approval, the Fund will cease to exist, CLM will be the surviving legal corporation and each share of common stock of the Fund will be converted into an equivalent dollar amount of full and fractional shares of common stock of CLM based on the relative net asset values of the Fund and CLM. CLM will not, however, issue any fractional shares to the Fund's shareholders that do not participate in the Fund's dividend reinvestment plan.

For those shareholders not participating in the dividend reinvestment plan, CLM's transfer agent will aggregate all fractional shares, sell the resulting full shares on the American Stock Exchange at the current market price for the shares and remit the cash proceeds to the Fund's shareholders in proportion to their fractional shares held after the Merger. Consummation of the Merger is subject to a number of conditions, including shareholder approval and certain regulatory approvals. Separately, the Board of Directors of Investors First Fund, Inc. ("MGC") has approved a merger of that fund into CLM, subject to shareholder and certain comparable regulatory approvals. It is proposed that the Merger be effective on or about May 28, 2004.


















--------------------------------------------------------------------------------
                                       15

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors
Progressive Return Fund, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Progressive Return Fund, Inc., including the schedule of investments, as of December 31, 2003, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2001 have been audited by other auditors, whose report dated February 18, 2002 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Progressive Return Fund, Inc. as of December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 13, 2004



--------------------------------------------------------------------------------
                                       16

TAX INFORMATION (UNAUDITED)

Progressive Return Fund, Inc. (the "Fund") is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 2003) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. During the year ended December 31, 2003, the following dividends and distributions per share were paid by the Fund:


PAYMENT  DATE:           1/31/03      2/28/03      3/31/03    4/30/03      5/30/03      6/30/03
                         -------      -------      -------    -------      -------      -------
Ordinary Income:         $ 0.0111    $ 0.0111    $ 0.0111   $ 0.0111     $ 0.0111     $ 0.0111
Return-of-Capital:       $ 0.2564    $ 0.2564    $ 0.2564   $ 0.2564     $ 0.2564     $ 0.2564
                        ---------    --------   ---------  ---------    ---------     --------
Total:                   $ 0.2675    $ 0.2675    $ 0.2675   $ 0.2675     $ 0.2675     $ 0.2675
                        ---------    --------   ---------  ---------    ---------     --------

PAYMENT DATE:            7/31/03     8/29/03      9/30/03   10/31/03     11/28/03     12/31/03
                         -------     -------      -------   --------     --------     --------
Ordinary Income:         $ 0.0111    $ 0.0111    $ 0.0111   $ 0.0111     $ 0.0111     $ 0.0117
Return-of-Capital:       $ 0.2564    $ 0.2564    $ 0.2564   $ 0.2564     $ 0.2564     $ 0.2703
                        ---------    --------   ---------  ---------    ---------     --------
Total:                   $ 0.2675    $ 0.2675    $ 0.2675   $ 0.2675     $ 0.2675     $ 0.2820
                        ---------    ---------   ---------  ---------    ---------     --------



Ordinary income dividends should be reported as dividend income on Form 1040. To the extent that the distributions represent a return of your investment they are not taxed as ordinary income dividends and are sometimes referred to as nontaxable distributions. A return-of-capital distribution reduces the cost basis of your shares in the Fund.

The Fund has met the requirements to pass through all ordinary income as qualified dividends as noted on Box 1B on Form 1099-DIV. Please note that to utilize the lower tax rate for qualifying dividend income shareholders must have held their shares in the Fund for 60 days or more.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their distribution(s).

In general, distributions received by tax-exempt recipients (E.G., IRA's and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (E.G., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.




--------------------------------------------------------------------------------

ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND OFFICERS (UNAUDITED)




                                 POSITION(S)         PRINCIPAL OCCUPATION                         POSITION WITH FUND
NAME AND ADDRESS (AGE)*          HELD WITH FUND      OVER LAST 5 YEARS                            SINCE
-------------------------------- ------------------- -------------------------------------------- --------------------

Ralph W. Bradshaw** (53)         Chairman of the     President, Cornerstone Advisors, Inc.;       1999; current term
                                 Board of            Financial Consultant; Vice President, Deep   ends at the 2005
                                 Directors and       Discount Advisors, Inc. (1993-1999);         Annual Meeting
                                 President           Previous Director of The Austria Fund,
                                                     Inc.; Director of Investors First Fund,
                                                     Inc., Cornerstone Total Return Fund, Inc.
                                                     and Cornerstone Strategic Value Fund, Inc.

Thomas H. Lenagh (81)            Director            Chairman of the Board of Photonics
                                                     Products Group; Independent Financial        2001; current term
                                                     Adviser; Director of Investors First Fund,   ends at the 2004
                                                     Inc.; Cornerstone Total Return Fund, Inc.,   Annual Meeting
                                                     Cornerstone Strategic Value Fund, Inc.,
                                                     The Adams Express Company and Petroleum
                                                     and Resources Corporation.

Edwin Meese III (72)             Director            Distinguished Fellow, The Heritage           2001; current
                                                     Foundation, Washington D.C.; Distinguished   term ends at the
                                                     Visiting Fellow at the Hoover Institution,   2005 Annual Meeting
                                                     Stanford University; Distinguished Senior
                                                     Fellow at the Institute of United States
                                                     Studies, University of London; Senior
                                                     Adviser, Revelation L.P.; Formerly U.S.
                                                     Attorney General under President Ronald
                                                     Reagan; Director of Investors First Fund,
                                                     Inc., Cornerstone Strategic Value Fund,
                                                     Inc. and Cornerstone Total Return Fund,
                                                     Inc.











--------------------------------------------------------------------------------
                                       18


ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND OFFICERS (UNAUDITED) (CONTINUED)


                                 POSITION(S)         PRINCIPAL OCCUPATION                         POSITION WITH FUND
NAME AND ADDRESS (AGE)*          HELD WITH FUND      OVER LAST 5 YEARS                            SINCE
-------------------------------- ------------------- -------------------------------------------- --------------------

Scott B. Rogers (48)             Director            Chief Executive Officer, Asheville           2000; current
                                                     Buncombe Community Christian Ministry;       term ends at the
                                                     President, ABCCM Doctor's Medical Clinic;    2006 Annual
                                                     Director, Faith Partnerships Inc.;           Meeting
                                                     Director, A-B Vision Board, Appointee, NC
                                                     Governor's Commission on Welfare to Work;
                                                     Chairman and Director, Recycling
                                                     Unlimited; Director, Interdenominational
                                                     Ministerial Alliance; Director of
                                                     Cornerstone Strategic Value Fund, Inc. and
                                                     Cornerstone Total Return Fund, Inc.

Andrew A. Strauss (50)           Director            Attorney and senior member of Strauss &      2000; current
                                                     Associates, P.A., Attorneys, Asheville and   term ends at the
                                                     Hendersonville, NC; previous President of    2004 Annual
                                                     White Knight Healthcare, Inc. and LMV        Meeting
                                                     Leasing, Inc., a wholly owned subsidiary
                                                     of Xerox Credit Corporation; Director of
                                                     Investors First Fund, Inc.; Cornerstone
                                                     Total Return Fund, Inc., Cornerstone
                                                     Strategic Value Fund, Inc., Investors
                                                     First Fund, Inc.; Memorial Mission
                                                     Hospital Foundation, Deerfield Episcopal
                                                     Retirement Community and Asheville
                                                     Symphony.

Glenn W. Wilcox, Sr. (72)        Director            Chairman of the Board and Chief Executive    2000; current
                                                     Officer of Wilcox Travel Agency, Inc.;       term ends at
                                                     Director, Champion Industries, Inc.;         the 2006
                                                     Chairman of Tower Associates, Inc. (a real   Annual
                                                     estate venture); Director and Chairman of    Meeting
                                                     Audit Committee Investors First Fund,
                                                     Inc.; Director, Wachovia Corp.; Board
                                                     Trustee Appalachian State University;
                                                     Director and Chairman of Audit Committee
                                                     of Cornerstone Strategic Value Fund, Inc.
                                                     and Cornerstone Total Return Fund, Inc.







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                                       19


ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND OFFICERS (UNAUDITED) (CONCLUDED)

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                                 POSITION(S)         PRINCIPAL OCCUPATION                         POSITION WITH FUND
NAME AND ADDRESS (AGE)*          HELD WITH FUND      OVER LAST 5 YEARS                            SINCE
-------------------------------- ------------------- -------------------------------------------- --------------------
Gary A. Bentz** (47)             Director, Vice      Chief Financial Officer, Chairman            Director since
                                 President and       and Shareholder of Cornerstone Advisors,     2002; current term
                                 Treasurer           Inc.; Previous Director of The Austria       ends at the 2006
                                                     Fund, Inc.;  Financial Consultant,           Annual Meeting,
                                                     Certified Public Accountant; Chief           Vice President and
                                                     Financial Officer of Deep Discount           Treasurer since
                                                     Advisors, Inc. (1993-2000); Director, Vice   2001
                                                     President and Treasurer of Cornerstone
                                                     Total Return Fund, Inc. and Cornerstone
                                                     Strategic Value Fund, Inc.

Thomas R. Westle (50)            Secretary           Partner, Blank Rome LLP (October 31, 2003    2000
405 Lexington Avenue                                 - Present); prior thereto Partner, Spitzer
New York, NY 10174                                   & Feldman P.C. (May, 1998 - October 30,
                                                     2003).
























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* The mailing address of each Director with respect to the Fund's operation is 383 Madison Ave. -23rd Floor, New York, NY 10179. **Designates a director who is an "interested person" of the Fund as defined by the Investment Company Act of 1940, as amended. Messrs. Bradshaw and Bentz are interested persons of the Fund by virtue of their current positions with the Investment Manager of the Fund.
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                                       20

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN (UNAUDITED)


Shareholders who have Shares registered directly in their own names automatically participate in the Fund's Dividend Reinvestment Plan (the "Plan"), unless and until an election is made to withdraw from the Plan on behalf of such participating shareholders. Shareholders who do not wish to have distributions automatically reinvested should so notify American Stock Transfer & Trust Co. (the "Agent") at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or call (877) 248-6416. Under the Plan, all of the Fund's dividends and other distributions to shareholders are reinvested in full and fractional Shares as described below.

When the Fund declares an income dividend or a capital gain or other distribution (each, a "Dividend" and collectively, "Dividends"), the Agent, on the shareholders' behalf, will: (i) receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock ("Newly Issued Shares") or, (ii) at the sole discretion of the Board of Directors, be authorized to purchase outstanding shares on the open market, on the American Stock Exchange or elsewhere, with cash allocated to it by the Fund ("Open Market Purchases").

Shares acquired by the Agent in Open Market Purchases will be allocated to the reinvesting shareholders based on the average cost of such Open Market Purchases. Alternatively, the Agent will allocate Newly Issued Shares to the reinvesting shareholders at a price equal to the average closing price of the Fund over the five trading days preceding the payment date of such dividend.

Registered shareholders who acquire their shares through Open Market Purchases and who do not wish to have their Dividends automatically reinvested should so notify the Fund in writing. If a Shareholder has not elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividends prior to the record date of any dividend, the shareholder will automatically receive such Dividends in additional Shares.

Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares credited to his/her account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole shares be issued, a cash payment will be made for any fraction of a Share credited to such account.

The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of each Plan participant in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the Shareholder's name and held for the account of beneficial owners participating in the Plan.

There will be no charge to participants for reinvesting Dividends other than their share of brokerage commissions as discussed below. The Agent's fees for










--------------------------------------------------------------------------------

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN (UNAUDITED) (CONCLUDED)


administering the Plan and handling the reinvestment of Dividends will be paid by the Fund. Each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Agent's Open Market Purchases in connection with the reinvestment of Dividends.

Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing shares for all the participants in blocks and pro-rating the lower commission that may be attainable.

The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable on such Dividends. Participants who receive shares pursuant to the Plan as described above will recognize taxable income in the amount of the fair market value of those shares. In the case of non-U.S. participants whose Dividends are subject to U.S. income tax withholding and in the case of participants subject to 28% federal backup withholding, the Agent will reinvest Dividends after deduction of the amount required to be withheld.

The Fund reserves the right to amend or terminate the Plan by written notice to participants. All correspondence concerning the Plan should be directed to the Agent at the address referred to in the first paragraph of this section.




















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                                       22

SUMMARY OF GENERAL INFORMATION


The Fund - Progressive Return Fund, Inc. is a closed-end, non-diversified management investment company whose shares trade on the American Stock Exchange, LLC. Its investment objective is to seek total return, consisting of capital appreciation and current income by investing primarily all of its assets in equity securities of U.S. and non-U.S. issuers whose securities trade on a U.S. securities exchange or over the counter or as American Depositary Receipts or other forms of depositary receipts which trade in the United States. The Fund is managed by Cornerstone Advisors, Inc.


SHAREHOLDER INFORMATION

Effective February 21, 2003, the Fund is listed on the American Stock Exchange, LLC. (symbol "PGF"). The share price is published in: THE NEW YORK TIMES (daily) under the designation "ProgRetFd" and THE WALL STREET JOURNAL (daily) and BARRON'S (each Monday) under the designation "PrgrssvRetFd." The net asset value per share is available weekly and may be obtained by contacting the Fund at the general inquiry phone number.


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NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT PROGRESSIVE RETURN FUND, INC. MAY FROM TIME TO TIME PURCHASE SHARES OF ITS CAPITAL STOCK IN THE OPEN MARKET.
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This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
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                                       23

PRIVACY POLICY NOTICE


The following is a description of Progressive Return Fund, Inc.'s (the "Fund") policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

1. Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2. Information about the Consumer's transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.


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                                       24

                          PROGRESSIVE RETURN FUND, INC.

================================================================================

DIRECTORS AND CORPORATE OFFICERS

Ralph W. Bradshaw              Chairman of the Board
                                of Directors and
                                President

Gary A. Bentz                  Director, Vice
                                President
                                and Treasurer

Thomas H. Lenagh               Director
Edwin Meese III                Director
Scott B. Rogers                Director
Andrew A. Strauss              Director
Glenn W. Wilcox, Sr.           Director
Thomas R. Westle               Secretary


                               STOCK TRANSFER AGENT AND
INVESTMENT MANAGER                 REGISTRAR
Cornerstone Advisors, Inc.     American Stock Transfer &
One West Pack Square             Trust Co.
Suite 1650                     59 Maiden Lane
Asheville, NC 28801            New York, NY  10038

ADMINISTRATOR                  INDEPENDENT ACCOUNTANTS
Bear Stearns Funds             Tait, Weller & Baker
Management Inc.                1818 Market Street
383 Madison Avenue             Suite 2400
New York, NY 10179             Philadelphia, PA  19103

CUSTODIAN                      LEGAL COUNSEL
Custodial Trust Company        Blank Rome LLP
101 Carnegie Center            405 Lexington Avenue
Princeton, NJ 08540            New York, NY 10174

EXECUTIVE OFFICES
383 Madison Avenue
New York, NY 10179


For shareholder inquiries, registered shareholders should call (800) 937-5449. For general inquiries, please call (212) 272-3550.



                               [LOGO APPEARS HERE]

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

     THE REGISTRANT HAS ADOPTED A CODE OF ETHICS APPLICABLE TO ITS CHIEF EXECUTIVE OFFICER, PRESIDENT, CHIEF FINANCIAL OFFICER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. A COPY OF THE CODE IS FILED AS EXHIBIT 10(A)(1) TO THIS FORM. THERE WERE NO AMENDMENTS TO THE CODE DURING THE YEAR ENDED DECEMBER 31, 2003. THERE WERE NO WAIVERS OR IMPLICIT WAIVERS FROM THE CODE GRANTED BY THE REGISTRANT DURING THE YEAR ENDED DECEMBER 31, 2003.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

         (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

               (i) Has at least one audit committee financial expert serving on its audit committee; or

               (ii) Does not have an audit committee financial expert serving on its audit committee.

     (2) If the registrant provides the disclosure required by paragraph
     (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

               (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

               (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

     (3) If the registrant provides the disclosure required by paragraph
     (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

     THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT IT DOES NOT HAVE AN AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE. AT THIS TIME, THE REGISTRANT BELIEVES THAT THE EXPERIENCE PROVIDED BY EACH MEMBER OF THE AUDIT COMMITTEE TOGETHER OFFER THE REGISTRANT ADEQUATE OVERSIGHT FOR THE REGISTRANT'S LEVEL OF FINANCIAL COMPLEXITY.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

THE AGGREGATE FEES BILLED FOR PROFESSIONAL SERVICES RENDERED BY ITS INDEPENDENT ACCOUNTANTS, TAIT WELLER & BAKER, FOR THE AUDITS OF THE REGISTRANT'S ANNUAL AND SEMI-ANNUAL FINANCIAL STATEMENTS FOR 2003 AND 2002 WERE $11,000 FOR EACH OF THE TWO YEARS.

         (b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. THERE WERE NO AUDIT-RELATED FEES IN 2003 AND 2002.

         (c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

THE AGGREGATE FEES BILLED TO REGISTRANT FOR PROFESSIONAL SERVICES RENDERED BY TAIT, WELLER & BAKER FOR THE REVIEW OF REGISTRANTS EXCISE TAX CALCULATIONS AND PREPARATIONS OF FEDERAL, STATE AND EXCISE TAX RETURNS FOR 2003 AND 2002 WERE $2,000 FOR EACH YEAR OF THE TWO YEARS.

         (d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

THE AGGREGATE FEES BILLED TO REGISTRANT BY TAIT, WELLER & BAKER LLP OTHER THAN FOR THE SERVICES REFERENCED ABOVE FOR 2003 WAS $0 AND FOR 2002 WAS $2,500, WHICH RELATED TO PROPOSED MERGER-RELATED WORK. IN ADDITION, PRICEWATERHOUSECOOPERS LLP WAS PAID $1,925 FOR MERGER-RELATED WORK COMPLETED IN 2002.

         (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PURSUANT TO ITS CHARTER, THE REGISTRANT'S AUDIT COMMITTEE PRE-APPROVES ALL AUDIT SERVICES PROVIDED BY THE REGISTRANT'S PRINCIPAL ACCOUNTANT FOR THE REGISTRANT AND ALL PERMISSIBLE NON-AUDIT SERVICES PROVIDED BY THE REGISTRANT'S PRINCIPAL ACCOUNTANT FOR THE REGISTRANT, ITS INVESTMENT ADVISER AND ANY ENTITY CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE INVESTMENT ADVISER ("ADVISER AFFILIATE") THAT PROVIDES ONGOING SERVICES TO THE FUND, IF THE ENGAGEMENT BY THE INVESTMENT ADVISER OR ADVISER AFFILIATE RELATES DIRECTLY TO THE OPERATIONS AND FINANCIAL REPORTING OF THE REGISTRANT.

     (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

NO SERVICES INCLUDED IN (B) - (D) ABOVE WERE APPROVED PURSUANT TO PARAGRAPH
(C)(7)(I)(C) OF RULE 2-01 OF REGULATION S-X.


         (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

NOT APPLICABLE.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

THE AGGREGATE FEES BILLED FOR THE MOST RECENT FISCAL YEAR AND THE PRECEDING FISCAL YEAR BY THE REGISTRANT'S PRINCIPAL ACCOUNTANT FOR NON-AUDIT SERVICES RENDERED TO THE REGISTRANT, ITS INVESTMENT ADVISER, AND ADVISER AFFILIATE THAT PROVIDES ONGOING SERVICES TO THE REGISTRANT WERE $2,000 AND $4,500, RESPECTIVELY. IN ADDITION, PRICEWATERHOUSECOOPERS LLP WAS PAID $1,925 FOR MERGER-RELATED WORK COMPLETED IN 2002. SUCH AMOUNTS RELATE SOLELY TO THE AMOUNTS PREVIOUSLY DISCLOSED IN ITEM 4(C) -(D).

         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

 ALL NON-AUDIT SERVICES RENDERED IN (G) ABOVE WERE PRE-APPROVED BY THE REGISTRANT'S AUDIT COMMITTEE. TAIT, WELLER & BAKER DID NOT PROVIDE ANY NON-AUDIT RELATED SERVICES TO THE REGISTRANT'S INVESTMENT ADVISER, OR ANY ENTITY CONTROLLING, CONTROLLED OR UNDER COMMON CONTROL WITH THE INVESTMENT ADVISER.

ITEMS 5. Audit Committee of Listed Registrants - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CRF 240.10A-3) state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act (15 U.S.C. 78c(a)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15U.S.C. 78c(a)(58)(B), so state.

THE MEMBERS OF THE AUDIT COMMITTEE ARE GLENN W. WILCOX, SR., THOMAS H. LENAGH, EDWIN MEESE III, SCOTT B. ROGERS AND ANDREW A. STRAUSS.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. ISS Proxy Voting Guidelines Summary

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting
Manual.
1.  Operational Items

ADJOURN MEETING
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
AMEND QUORUM REQUIREMENTS Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
AMEND MINOR BYLAWS
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS
Vote FOR proposals to ratify auditors, unless any of the following apply:
An auditor has a financial interest in or association with the company, and is therefore not independent Fees for non-audit services are excessive, or There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services. Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company. Transact Other Business Vote AGAINST proposals to approve other business when it appears as voting item.

2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:
Attend less than 75 percent of the board and committee meetings without a valid excuse Implement or renew a dead-hand or modified dead-hand poison pill Ignore a shareholder proposal that is approved by a majority of the shares outstanding Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years Failed to act on takeover offers where the majority of the shareholders tendered their shares Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees Are audit committee members and the non-audit fees paid to the auditor are excessive. In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS Vote AGAINST
shareholder proposals to impose a mandatory retirement age for outside directors. Board Size Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
CLASSIFICATION/DECLASSIFICATION OF THE BOARD Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.
Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and Only if the director's legal expenses would be covered.
ESTABLISH/AMEND NOMINEE QUALIFICATIONS
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Vote AGAINST shareholder proposals requiring two candidates per board seat. FILLING VACANCIES/REMOVAL OF DIRECTORS Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:
Designated lead director appointed from the ranks of the independent board members with clearly delineated duties Majority of independent directors on board All-independent key committees Committee chairpersons nominated by the independent directors CEO performance reviewed annually by a committee of outside directors Established governance guidelines Company performance. MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
STOCK OWNERSHIP REQUIREMENTS Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
TERM LIMITS Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS
VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: Long-term financial performance of the target company relative to its industry; management's track record Background to the proxy contest Qualifications of director nominees (both slates) Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. REIMBURSING PROXY SOLICITATION EXPENSES Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses. CONFIDENTIAL VOTING Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES
ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.
AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.
POISON PILLS
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.
SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent. SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management. SUPERMAJORITY VOTE REQUIREMENTS Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS
APPRAISAL RIGHTS
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal. ASSET PURCHASES Vote CASE-BY-CASE on asset purchase proposals, considering the following factors: Purchase price Fairness opinion Financial and strategic benefits How the deal was negotiated Conflicts of interest Other alternatives for the business Noncompletion risk.

ASSET SALES
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors: Impact on the balance sheet/working capital Potential elimination of diseconomies Anticipated financial and operating benefits Anticipated use of funds Value received for the asset Fairness opinion How the deal was negotiated Conflicts of interest.
BUNDLED PROPOSALS
 Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals. CONVERSION OF SECURITIES
Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved. CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
Dilution to existing shareholders' position Terms of the offer Financial issues Management's efforts to pursue other alternatives Control issues Conflicts of interest.
Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved. FORMATION OF HOLDING COMPANY Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
The reasons for the change
 Any financial or tax benefits
 Regulatory benefits increases in capital structure Changes to the articles of incorporation or bylaws of the company.
Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following: Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)
Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.
JOINT VENTURES
Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.
LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved. MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following: Prospects of the combined company, anticipated financial and operating benefits Offer price Fairness opinion How the deal was negotiated Changes in corporate governance Change in the capital structure Conflicts of interest.
PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES
Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.
SPINOFFS
Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on: Tax and regulatory advantages Planned use of the sale proceeds Valuation of spinoff Fairness opinion Benefits to the parent company Conflicts of interest Managerial incentives Corporate governance changes Changes in the capital structure.
VALUE MAXIMIZATION PROPOSALS
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION
CONTROL SHARE ACQUISITION PROVISIONS
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.
CONTROL SHARE CASHOUT PROVISIONS Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS
Vote FOR proposals to opt out of state disgorgement provisions.
FAIR PRICE PROVISIONS
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
FREEZEOUT PROVISIONS
Vote FOR proposals to opt out of state freezeout provisions.
GREENMAIL
Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.
REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes. STAKEHOLDER PROVISIONS Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.
STATE ANTITAKEOVER STATUTES
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE
ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Vote FOR management proposals to reduce the par value of common stock.
Common Stock Authorization Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.
DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if: It is intended for financing purposes with minimal or no dilution to current shareholders It is not designed to preserve the voting power of an insider or significant shareholder ISSUE STOCK FOR USE WITH RIGHTS PLAN Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill). PREEMPTIVE RIGHTS
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns. RECAPITALIZATION
Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.
REVERSE STOCK SPLITS
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS. SHARE REPURCHASE PROGRAMS Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.
TRACKING STOCK
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION
Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power.
Cash compensation, and
Categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.
DIRECTOR COMPENSATION
Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. DIRECTOR RETIREMENT PLANS
Vote AGAINST retirement plans for nonemployee directors.
Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors. MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
Historic trading patterns Rationale for the repricing Value-for-value exchange Option vesting Term of the option Exercise price Participation.
EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:
Purchase price is at least 85 percent of fair market value Offering period is 27 months or less, and Potential voting power dilution (VPD) is ten percent or less. Vote AGAINST employee stock purchase plans where any of the following apply: Purchase price is less than 85 percent of fair market value, or Offering period is greater than 27 months, or VPD is greater than ten percent INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS) Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
Section 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.
EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.) is 401(K) EMPLOYEE BENEFIT PLANS
 Vote FOR proposals to implement a 401(k) savings plan for employees. SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
OPTION EXPENSING
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date. PERFORMANCE-BASED STOCK OPTIONS Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:
Whether the proposal mandates that all awards be performance-based
Whether the proposal extends beyond executive awards to those of lower-ranking employees Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines.
GOLDEN AND TIN PARACHUTES
Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following: The parachute should be less attractive than an ongoing employment opportunity with the firm The triggering mechanism should be beyond the control of management The amount should not exceed three times base salary plus guaranteed benefits

9. SOCIAL AND ENVIRONMENTAL ISSUES
CONSUMER ISSUES AND PUBLIC SAFETY
ANIMAL RIGHTS
Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account: The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products), The availability and feasibility of alternatives to animal testing to ensure product safety, and The degree that competitors are using animal-free testing. Generally vote FOR proposals seeking a report on the company's animal welfare standards unless: The company has already published a set of animal welfare standards and monitors compliance The company's standards are comparable to or better than those of peer firms, and There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account: Whether the proposal focuses on a specific drug and region Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending
Whether the company already limits price increases of its products Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries The extent that peer companies implement price restraints Genetically Modified Foods

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:
The costs and feasibility of labeling and/or phasing out The nature of the company's business and the proportion of it affected by the proposal The proportion of company sales in markets requiring labeling or GMO-free products The extent that peer companies label or have eliminated GMOs Competitive benefits, such as expected increases in consumer demand for the company's products The risks of misleading consumers without federally mandated, standardized labeling Alternatives to labeling employed by the company. Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.
Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs-an issue better left to federal regulators-which outweigh the economic benefits derived from biotechnology. Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:
The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution The extent that peer companies have eliminated GMOs The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out. Handguns Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information.

Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies. Predatory Lending Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account: Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices Whether the company has adequately disclosed the financial risks of its subprime business Whether the company has been subject to violations of lending laws or serious lending controversies Peer companies' policies to prevent abusive lending practices.

Tobacco
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:
Second-hand smoke: Whether the company complies with all local ordinances and regulations The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness The risk of any health-related liabilities. Advertising to youth: Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations Whether the company has gone as far as peers in restricting advertising Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

Whether restrictions on marketing to youth extend to foreign countries Cease production of tobacco-related products or avoid selling products to tobacco companies: The percentage of the company's business affected The economic loss of eliminating the business versus any potential tobacco-related liabilities. Spinoff tobacco-related businesses: The percentage of the company's business affected
The feasibility of a spinoff Potential future liabilities related to the company's tobacco business. Stronger product warnings: Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities. Investment in tobacco stocks: Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY
Arctic National Wildlife Refuge
Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
Whether there are publicly available environmental impact reports; Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and The current status of legislation regarding drilling in ANWR.

CERES Principles
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills Environmentally conscious practices of peer companies, including endorsement of CERES Costs of membership and implementation.

Environmental Reports
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public. Global Warming Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted.
The company's level of disclosure lags that of its competitors, or The company has a poor environmental track record, such as violations of federal and state regulations. Recycling Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

The nature of the company's business and the percentage affected The extent that peer companies are recycling The timetable prescribed by the proposal The costs and methods of implementation Whether the company has a poor environmental track record, such as violations of federal and state regulations. Renewable Energy

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account: The nature of the company's business and the percentage affected The extent that peer companies are switching from fossil fuels to cleaner sources The timetable and specific action prescribed by the proposal The costs of implementation The company's initiatives to address climate change Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES
Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
The relevance of the issue to be linked to pay
The degree that social performance is already included in the company's pay structure and disclosed The degree that social performance is used by peer companies in setting pay Violations or complaints filed against the company relating to the particular social performance measure Artificial limits sought by the proposal, such as freezing or capping executive pay Independence of the compensation committee Current company pay levels. Charitable/Political Contributions Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as: The company is in compliance with laws governing corporate political activities, and The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive. Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements. Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
LABOR STANDARDS AND HUMAN RIGHTS
China Principles
Vote AGAINST proposals to implement the China Principles unless:
There are serious controversies surrounding the company's China operations, and The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO). Country-specific human rights reports Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on: The nature and amount of company business in that country The company's workplace code of conduct Proprietary and confidential information involved Company compliance with U.S. regulations on investing in the country Level of peer company involvement in the country. International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent Agreements with foreign suppliers to meet certain workplace standards

Whether company and vendor facilities are monitored and how
Company participation in fair labor organizations
Type of business
Proportion of business conducted overseas Countries of operation with known human rights abuses Whether the company has been recently involved in significant labor and human rights controversies or violations
Peer company standards and practices
Union presence in company's international factories Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
The company does not operate in countries with significant human rights violations The company has no recent human rights controversies or violations, or The company already publicly discloses information on its vendor standards compliance. MacBride Principles
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
Company compliance with or violations of the Fair Employment Act of 1989
Company antidiscrimination policies that already exceed the legal requirements The cost and feasibility of adopting all nine principles The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
The potential for charges of reverse discrimination
The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted The level of the company's investment in Northern Ireland The number of company employees in Northern Ireland The degree that industry peers have adopted the MacBride Principles Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS
Foreign Military Sales/Offsets
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.
Landmines and Cluster Bombs
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account: Whether the company has in the past manufactured landmine components Whether the company's peers have renounced future production
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
What weapons classifications the proponent views as cluster bombs Whether the company currently or in the past has manufactured cluster bombs or their components
The percentage of revenue derived from cluster bomb manufacture
Whether the company's peers have renounced future production
Nuclear Weapons Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business. Spaced-Based Weaponization Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:
The information is already publicly available or The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY
Board Diversity
Generally vote FOR reports on the company's efforts to diversify the board, unless:
The board composition is reasonably inclusive in relation to companies of similar size and business or The board already reports on its nominating procedures and diversity initiatives. Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

The degree of board diversity Comparison with peer companies Established process for improving board diversity Existence of independent nominating committee Use of outside search firm History of EEO violations. Equal Employment Opportunity
(EEO) Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply: company. Glass Ceiling Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless: The composition of senior management and the board is fairly inclusive The company has well-documented programs addressing diversity initiatives and leadership development The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and The company has had no recent, significant EEO-related violations or litigation Sexual Orientation Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account: Whether the company's EEO policy is already in compliance with federal, state and local laws Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

The industry norm for including sexual orientation in EEO statements Existing policies in place to prevent workplace discrimination based on sexual orientation Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. Mutual Fund Proxies Election of Directors Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:
Board structure Director independence and qualifications
Attendance at board and committee meetings.
Votes should be withheld from directors who: Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent. Ignore a shareholder proposal that is approved by a majority of shares outstanding Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years Are interested directors and sit on the audit or nominating committee, or Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.
Convert Closed-end Fund to Open-end Fund
Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:
Past performance as a closed end fund
Market in which the fund invests
Measures taken by the board to address the discount Past shareholder activism, board activity Votes on related proposals. Proxy Contests Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:
Past performance relative to its peers
Market in which fund invests

Measures taken by the board to address the issues Strategy of the incumbents versus the dissidents Independence of directors Experience and skills of director candidates Governance profile of the company Evidence of management entrenchment Investment Advisory Agreements Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:
Proposed and current fee schedules Fund category/investment objective Performance benchmarks Share price performance compared to peers Resulting fees relative to peers Assignments (where the advisor undergoes a change in control) Approve New Classes or Series of Shares Vote FOR the establishment of new classes or series of shares. Preferred Stock Proposals Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:
Stated specific financing purpose
Possible dilution for common shares
Whether the shares can be used for antitakeover purposes. 1940 Act Policies Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:
Potential competitiveness Regulatory developments Current and potential returns Current and potential risk.
Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation. Change Fundamental Restriction to Nonfundamental Restriction Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:
The fund's target investments
The reasons given by the fund for the change
The projected impact of the change on the portfolio.
Change Fundamental Investment Objective to Nonfundamental
Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental. Name Change Proposals Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:
Political/economic changes in the target market
Consolidation in the target market
Current asset composition
Change in Fund's Subclassification

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors: Potential competitiveness Current and potential returns Risk of concentration Consolidation in target industry Disposition of Assets/Termination/Liquidation Vote these proposals on a CASE-BY-CASE basis, considering the following factors: Strategies employed to salvage the company The fund's past performance Terms of the liquidation. Changes to the Charter Document
Votes on chances to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors: The degree of change implied by the proposal The efficiencies that could result The state of incorporation Regulatory standards and implications.
Vote AGAINST any of the following changes:
Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series Removal of shareholder approval requirement for amendments to the new declaration of trust
Removal of shareholder approval requirement to amend me fund's a management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements Removal of shareholder approval requirement to change the domicile of the fund Change the Fund's Domicile Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:
Regulations of both states Required fundamental policies of both states Increased flexibility available Authorize the Board to Hire and Terminate Subadvisors Without Shareholder Approval Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval. Distribution Agreements Vote these proposals on a CASE-BY-CASE basis, considering the following factors: Fees charged to comparably sized funds with similar objectives The proposed distributor's reputation and past performance The competitiveness of the fund in the industry Terms of the agreement Master-Feeder Structure Vote FOR the establishment of a master-feeder structure.
Mergers
Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:
Resulting fee structure
Performance of both funds
Continuity of management personnel
Changes in corporate governance and their impact on shareholder rights. Shareholder Proposals to Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement. Shareholder

Proposals to Reimburse Proxy Solicitation Expenses Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.
Shareholder Proposals to Terminate Investment Advisor Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:
Performance of the fund's NAV The fund's history of shareholder relations The performance of other funds under the advisor's management.






ITEM 8.  [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

         (A) AS OF A DATE WITHIN 90 DAYS FROM THE FILING DATE OF THIS REPORT, THE PRINCIPAL EXECUTIVE OFFICER AND THE PRINCIPAL FINANCIAL OFFICER CONCLUDED THAT THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES (AS DEFINED IN RULE 30A-3(C) UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "ACT")) WERE EFFECTIVE BASED ON THEIR EVALUATION OF THE DISCLOSURE CONTROLS AND PROCEDURES REQUIRED BY RULE 30A-3(B) UNDER THE ACT AND RULES 13A-15(B) OR 15D-15(B) UNDER THE SECURITIES AND EXCHANGE ACT OF 1934.

         (B) THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING (AS DEFINED IN RULE 30A-3(D) UNDER THE ACT) THAT OCCURRED DURING THE REGISTRANT'S SECOND FISCAL HALF-YEAR THAT HAVE MATERIALLY AFFECTED, OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 10. EXHIBITS.

         File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

              (a)(1) The registrant's code of ethics is an exhibit to this report.

              (a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

              (b)The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.


                                   SIGNATURES

                           [See General Instruction F]

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PROGRESSIVE RETURN FUND, INC.

By (Signature and Title)*  /S/ RALPH W. BRADSHAW
                          ----------------------------------------------------
                          RALPH W. BRADSHAW,
                          CHAIRMAN AND PRESIDENT (PRINCIPAL EXECUTIVE OFFICER)

Date: March 8, 2004

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /S/ RALPH W. BRADSHAW
                         ------------------------------------------------------
                           RALPH W. BRADSHAW
                           CHAIRMAN AND PRESIDENT (PRINCIPAL EXECUTIVE OFFICER)

Date: March 8, 2004

By (Signature and Title)*  /S/ GARY A. BENTZ
                          -----------------------------------------------------
                           GARY A. BENTZ
                           PRINCIPAL FINANCIAL OFFICER

Date: March 8, 2004


* Print the name and title of each signing officer under his or her signature.

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